UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2017

EMERGENT BIOSOLUTIONS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Professional Drive, Suite 400, Gaithersburg, Maryland	20879
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (240) 631-3200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Emergent BioSolutions Inc. was held on May 25, 2017.  A total of 38,742,982 shares of Emergent's common stock was present or represented by proxy, which represented approximately 94.6% of Emergent's 40,956,229 shares of common stock that were outstanding and entitled to vote at the annual meeting as of the record date of March 29, 2017. Stockholders considered the four proposals outlined below, each of which is described in more detail in the proxy statement.
Proposal 1.Election of Directors. Stockholders elected (i) Kathryn C. Zoon, Ph.D. as a Class I director to hold office for a term expiring at our 2019 annual meeting of stockholders and (ii) each of Zsolt Harsanyi, Ph.D., General George Joulwan (Ret.) and Louis W. Sullivan, M.D. to hold office for a term expiring at our 2020 annual meeting of stockholders and, in each case, until their respective successors are duly elected and qualified. The voting results were as follows:

Director Nominee	For	Withheld	Abstaining	Broker Non-Votes
Class I Director
Kathryn C. Zoon, Ph.D.	36,602,076	226,851	8,086	1,905,969
Class II Directors
Zsolt Harsanyi, Ph.D.	36,575,088	250,745	11,180	1,905,969
General George Joulwan (Ret.)	36,568,863	256,934	11,216	1,905,969
Louis W. Sullivan, M.D.	34,949,855	1,879,269	7,889	1,905,969

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.  Proposal 2 was approved.  The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
38,658,182	74,032	10,768	N/A

Proposal 3. Advisory Vote to Approve Executive Compensation. Proposal 3 was approved. The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
33,637,108	3,181,353	18,552	1,905,969

Proposal 4. Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstaining	Broker Non-Votes
323,271,692	15,177	4,544,303	5,841	1,905,969

After considering this advisory vote, and consistent with its own recommendation, the Board of Directors has determined to continue to provide Emergent's stockholders with an annual advisory vote to approve executive compensation until the next vote on the frequency of such advisory votes.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ ROBERT G. KRAMER, SR. Robert G. Kramer, Sr. Executive Vice President, Administration and Chief Financial Officer